UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 15, 2024

Date of Report (Date of earliest event reported)

Lakeshore Acquisition II Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41317	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

667 Madison Avenue, New York, NY	10065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 327-9933

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	LBBB	The Nasdaq Stock Market LLC
Warrants	LBBBW	The Nasdaq Stock Market LLC
Rights	LBBBR	The Nasdaq Stock Market LLC
Units	LBBBU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submissions of Matters to a Vote of Security Holders

As previously reported, on September 9, 2022, Lakeshore Acquisition II Corp., a Cayman Islands exempted company (together with its successors, including after the Reincorporation (as defined below), the “Purchaser”), LBBB Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Purchaser (the “Merger Sub”), Nature’s Miracle Inc., a Delaware corporation (“Nature’s Miracle”), Tie (James) Li, as the representative of the stockholders of Nature’s Miracle, and RedOne Investment Limited, a British Virgin Islands company, as the representative of the stockholders of Purchaser, entered into a Merger Agreement (as amended, the “Merger Agreement”). Pursuant to the Merger Agreement, Nature’s Miracle will merge with Merger Sub (the “Merger”), with Nature’s Miracle surviving and the Purchaser acquiring 100% of the equity securities of Nature’s Miracle. Immediately prior to the Merger, the Purchaser shall reincorporate into the State of Delaware so as to re-domicile as and become a Delaware corporation by means of a merger of Purchaser with and into a newly formed Delaware corporation (the “Reincorporation”), and subject to the receipt of the approval of the shareholders of the Purchaser to the Reincorporation terms, the Purchaser shall adopt Delaware organizational documents, which will provide, among other things, that the name of the Purchaser shall be amended to be “Nature’s Miracle Holding Inc.”  The transactions contemplated under the Merger Agreement relating to the Reincorporation Merger and the Merger are referred to in this current report as the “Business Combination.”

On February 15, 2024 at 10:00 a.m. EST, the Company held an extraordinary general meeting (the “Meeting”) at which the Company’s shareholders voted on the following proposals, as set forth below, each of which is described in detail in the definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on February 1, 2024, which was first mailed by the Company to its shareholders on or about February 2, 2024.

As of January 10, 2024, the record date for the Meeting, there were 3,588,160 ordinary shares issued and outstanding and entitled to vote. There were 3,050,605 ordinary shares presented in person or represented by proxy at the Meeting. The final voting results for each proposal submitted to the shareholders of the Company at the Meeting are included below.

Each of the proposals described below was approved by the Company’s shareholders.

PROPOSALS:

PROPOSAL 1:

To approve by special resolution the merger of Lakeshore with and into PubCo, its wholly owned Delaware subsidiary, with PubCo surviving the merger. The merger will change Lakeshore’s place of incorporation from Cayman Islands to Delaware.

For	Against	Abstain
3,049,605	1,000	0

PROPOSAL 2:

To approve by special resolution each material difference between the proposed Amended and Restated Certificate of Incorporation of PubCo and the amended and restated memorandum and articles of association of the Company, as described in the Proxy Statement previously mailed to shareholders, enumerated as Proposals 2A to 2J below:

Proposal Number 2A was to change the name of PubCo to “Nature’s Miracle Holding Inc.”

For	Against	Abstain
3,049,605	1,000	0

Proposal Number 2B was to require an affirmative vote of a majority in voting power of the stock entitled to vote thereon, to amend, alter, change or repeal any provision of PubCo’s proposed charter, or to adopt any new provision of PubCo’s proposed charter; provided, however, that the affirmative vote of the holders of at least 66% in voting power of the stock entitled to vote thereon shall be required to amend, alter, change or repeal, or adopt provisions relating to management, director’s personal liability, indemnification, stockholders meetings modality, call of stockholders meetings, amending bylaws, forum selection and personal jurisdiction.

For	Against	Abstain
3,049,605	1,000	0

Proposal Number 2C was to provide that the bylaws of PubCo may be adopted, amended, and repealed by either the affirmative vote of a majority of the board of PubCo without any action on the part of the stockholders or the affirmative vote of the holders of at least 66% in voting power of the stock entitled to vote thereon.

For	Against	Abstain
3,049,605	1,000	0

Proposal Number 2D was to provide that PubCo’s board of directors be divided into three classes with only one class of directors being elected in each year and each class serving a three-year term.

For	Against	Abstain
3,049,605	1,000	0

Proposal Number 2E was to provide that directors shall be elected by the affirmative vote of at least a plurality of the total voting power of all the then-outstanding shares of our stock entitled to vote generally in the election of directors (other than those directors elected by the holders of any series of preferred stock, who shall be elected pursuant to the terms of such preferred stock); and that newly created directorships (including those created by the board) or any vacancy on the board of directors shall be filled solely by the affirmative vote of a majority of the total number of directors then in office, or by a sole remaining director.

For	Against	Abstain
3,049,605	1,000	0

Proposal Number 2F was to provide that any director or the entire board of PubCo may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 66% in voting power of the stock entitled to vote thereon.

For	Against	Abstain
3,049,605	1,000	0

Proposal Number 2G was to provide that special meetings of the stockholders of PubCo may be called only by the majority of the whole board of PubCo, the Chairman of the board, or the chief executive officer of PubCo. We believe this achieves a reasonable balance between enhancing stockholder rights and adequately protecting the long-term interests of PubCo and its stockholders.

For	Against	Abstain
3,049,605	1,000	0

Proposal Number 2H was to provide that that any action required or permitted to be taken by the stockholders must be effected at an annual or special meeting of the stockholders and may not be effected by written consent in lieu of a meeting.

For	Against	Abstain
3,049,605	1,000	0

Proposal Number 2I was to provide that the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, federal district court for the District of Delaware, shall be the sole and exclusive forum for certain actions and claims.

For	Against	Abstain
3,049,605	1,000	0

Proposal Number 2J was to eliminate certain provisions related to the Company’s status as a blank check company.

For	Against	Abstain
3,049,605	1,000	0

PROPOSAL 3:

To approve by special resolution a proposal to amend the Company’s amended and restated memorandum and articles of association to expand the methods that the Company may employ to not become subject to the SEC’s “penny stock” rules by removing the net tangible asset requirement therein and by deleting the relevant provisions of the amended and restated memorandum and articles of association and substituting it with the amendment to the amended and restated memorandum and articles of association of the Company.

For	Against	Abstain
3,050,605	0	0

PROPOSAL 4:

To approve by ordinary resolution the merger of LBBB Merger Sub, Inc., a wholly-owned subsidiary of PubCo, with and into Nature’s Miracle, with Nature’s Miracle surviving the merger as a wholly-owned subsidiary of PubCo. We refer to the merger as the Merger.

For	Against	Abstain
3,049,605	1,000	0

PROPOSAL 5:

To approve by ordinary resolution for purposes of complying with Nasdaq Listing Rule 5635(a) and (b), the issuance of more than 20% of the issued and outstanding Lakeshore ordinary shares and the resulting change in control in connection with the Acquisition Merger.

For	Against	Abstain
3,049,605	1,000	0

PROPOSAL 6:

To approve by ordinary resolution the appointment of Charles Jourdan Hausman as a Class I director serving until PubCo’s 2024 annual meeting of stockholders; Zhiyi (Jonathan) Zhang and H. David Sherman as Class II directors serving until PubCo’s 2025 annual meeting of stockholders; and Tie (James) Li and Jon M. Montgomery as Class III directors serving until PubCo’s 2026 annual meeting of stockholders; and in each case, effective as of the closing of the Business Combination in accordance with the Merger Agreement.

For	Withheld
3,049,605	1,000

PROPOSAL 7:

To approve PubCo’s 2024 Incentive Plan to be effective after consummation of the Business Combination.

For	Against	Abstain
3,049,605	1,000	614

Item 8.01. Other Events

As of the time of this filing, the Company’s shareholders had elected to redeem an aggregate of 1,246,563 ordinary shares in connection with the Meeting, leaving approximately 100,097 public ordinary shares outstanding following redemptions and approximately $1.12 million remaining in the Company’s trust account.

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions among Lakeshore Acquisition II Corp. (together with its successors, the “Purchaser”), LBBB Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Purchaser (the “Merger Sub”), Nature’s Miracle Inc., a Delaware corporation (“Nature’s Miracle”), Tie (James) Li, as the representative of the stockholders of Nature’s Miracle, and RedOne Investment Limited, a British Virgin Islands company, as the representative of the shareholders of Purchaser, and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Purchaser’s securities; (ii) the risk that the transaction may not be completed by Purchaser’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Purchaser; (iii) the failure to satisfy the conditions to the consummation of the transaction; (iv) the lack of a third-party valuation in determining whether or not to pursue the proposed transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (vi) the effect of the announcement or pendency of the transaction on Nature’s Miracle’s business relationships, operating results and business generally; (vii) risks that the proposed transaction disrupts current plans and operations of Nature’s Miracle; (viii) the outcome of any legal proceedings that may be instituted against Nature’s Miracle or Purchaser related to the business combination agreement or the proposed transaction; (ix) the ability to maintain the listing of Purchaser’s securities on a national securities exchange; (x) changes in the competitive industry in which Nature’s Miracle operates, variations in operating performance across competitors, changes in laws and regulations affecting Nature’s Miracle’s business and changes in the combined capital structure; (xi) the ability to implement business plans, forecasts and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (xii) the risk of downturns in the market and Nature’s Miracle’s industry including, but not limited to, as a result of the COVID-19 pandemic; (xiii) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; (xiv) the inability to complete its convertible debt financing; (xv) the risk of potential future significant dilution to stockholders resulting from lender conversions under the convertible debt financing; and (xvi) risks and uncertainties related to Nature’s Miracle’s business, including, but not limited to, risks relating to the uncertainty of the projected financial information with respect to Nature’s Miracle; risks related to Nature’s Miracle’s limited operating history, the roll-out of Nature’s Miracle’s business and the timing of expected business milestones; Nature’s Miracle’s ability to implement its business plan and scale its business; Nature’s Miracle’s ability to develop products and technologies that are more effective or commercially attractive than competitors’ products; Nature’s Miracle’s ability to maintain accelerate rate of growth recently due to lifestyle changes in the wake of COVID-19 pandemic; risks of increased costs as a result of being a public company; risks relating to Nature’s Miracle’s being unable to renew the leases of their facilities and warehouses; Nature’s Miracle’s ability to grow the size of its organization and management in response of the increase of sales and marketing infrastructure; risks relating to potential tariffs or a global trade war that could increase the cost of Nature’s Miracle’s products; risks relating to product liability lawsuits that could be brought against Nature’s Miracle;; Nature’s Miracle’s ability to formulate, implement and modify as necessary effective sales, marketing, and strategic initiatives to drive revenue growth; Nature’s Miracle’s ability to expand internationally; acceptance by the marketplace of the products and services that Nature’s Miracle markets; and government regulations and Nature’s Miracle’s ability to obtain applicable regulatory approvals and comply with government regulations. A further list and description of risks and uncertainties can be found in Purchaser’s initial public offering prospectus dated March 8, 2022 and in the Registration Statement on Form S-4 and proxy statement initially filed with the Securities and Exchange Commission (“SEC”) on November 14, 2022 (as amended and as may be further amended) by the Purchaser in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Purchaser, Merger Sub, Nature’s Miracle, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated February 15, 2024

LAKESHORE ACQUISITION II CORP.

By:	/s/ Deyin (Bill) Chen
Name:	Deyin (Bill) Chen
Title:	Chief Executive Officer